Exhibit 99.2

ASPEN INSURANCE HOLDINGS LIMITED
EARNINGS RELEASE SUPPLEMENT
AS OF DECEMBER 31, 2006

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited (the ‘‘Company’’ or ‘‘Aspen’’) with the United States Securities and Exchange Commission.

BASIS OF PREPARATION

Definitions and presentation: All financial information contained herein is unaudited except for information for the fiscal year ended December 31, 2005. Unless otherwise noted, all data is in US dollars millions, except for per share, percentage and ratio information.

In presenting the Company’s results, management has included and discussed certain ‘‘non-GAAP financial measures’’, as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating income (a non-GAAP financial measure):    Operating income is an internal performance measure used by the Company in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses.

The Company excludes after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 24 for a reconciliation of operating income to net income.

Annualized Operating Return on Average Equity (‘‘Operating ROAE’’) (a non-GAAP financial measure): Annualized Operating Return on Average Equity 1) is calculated using operating income, as defined above and 2) excludes from average equity, the average after-tax unrealized appreciation or depreciation on investments and the average after-tax unrealized foreign exchange gains or losses and the aggregate value of the liquidation preferences of our preference shares. Unrealized appreciation (depreciation) on investments is primarily the result of interest rate movements and the resultant impact on fixed income securities, and unrealized appreciation (depreciation) on foreign exchange is the result of exchange rate movements between the U.S. dollar and the British pound. Such appreciation (depreciation) is not related to management actions or operational performance (nor is it likely to be realized). Therefore the Company believes that excluding these unrealized appreciations (depreciations) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. Average equity is calculated as the arithmetic average on a monthly basis for the stated periods. The Company presents Operating ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 24 for a reconciliation of operating income to net income and page 15 for a reconciliation of average equity.

Diluted book value per ordinary share (a non-GAAP financial measure):    The Company has included diluted book value per ordinary share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per share. Please see page 24 for a reconciliation of diluted book value per share to basic book value per share.

Underwriting ratios (are GAAP financial measures):    The Company, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions; premium taxes, licenses and fees; as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from US statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

INCOME STATEMENTS

The following table summarizes the Company’s financial performance for the three and twelve months ended December 31, 2006 compared to the three and twelve months ended December 31, 2005

(in US$ millions)	Three Months Ended December 31, 2006	Three Months Ended December 31, 2005	Twelve Months Ended December 31, 2006	Twelve Months Ended December 31, 2005
UNDERWRITING REVENUES
Gross premiums written	286.9	245.0	1,945.5	2,092.5
Premiums ceded	(8.8)	(56.9)	(281.9)	(440.9)
Net premiums written	278.1	188.1	1,663.6	1,651.6
Change in unearned premiums	137.2	167.2	12.6	(143.2)
Net premiums earned	415.3	355.3	1,676.2	1,508.4
UNDERWRITING EXPENSES
Losses and loss expenses	(201.7)	(272.2)	(889.9)	(1,358.5)
Acquisition expenses	(67.4)	(64.8)	(322.8)	(283.2)
General and administrative expenses	(49.9)	(35.3)	(167.9)	(125.9)
Total underwriting expenses	(319.0)	(372.3)	(1,380.6)	(1,767.6)
Underwriting income (loss)	96.3	(17.0)	295.6	(259.2)
OTHER OPERATING REVENUE
Net investment income	62.7	39.3	204.4	121.3
Other income	0.0	28.6	0.0	28.6
Interest expense	(4.4)	(4.0)	(16.9)	(16.2)
Total other operating revenue	58.3	63.9	187.5	133.7
Other expense	(4.6)	(3.1)	(14.2)	(12.3)
OPERATING INCOME (LOSS) BEFORE TAX	150.0	43.8	468.9	(137.8)
OTHER
Net realized exchange gains (losses)	(0.9)	(9.5)	9.5	(18.2)
Net realized investment losses	(1.9)	(3.0)	(8.0)	(4.4)
INCOME (LOSS) BEFORE TAX	147.2	31.3	470.4	(160.4)
Income taxes expense	(27.7)	(1.0)	(92.3)	(17.4)
NET INCOME (LOSS) AFTER TAX	119.5	30.3	378.1	(177.8)

(in US$ millions)	Three Months Ended December 31, 2006	Three Months Ended December 31, 2005	Twelve Months Ended December 31, 2006	Twelve Months Ended December 31, 2005
Dividends paid on ordinary shares	(13.3)	(14.3)	(56.2)	(45.5)
Dividend declared on preference shares	(5.2)	0.0	(15.6)	0.0
Retained income (loss)	101.0	16.0	306.3	(223.3)
Components of net income (loss) (after tax)
Operating income (loss)	121.8	42.0	375.3	(156.4)
Net realized exchange gains (losses) (after tax)	(0.9)	(9.5)	9.5	(18.2)
Net realized investment losses (after tax)	(1.4)	(2.2)	(6.7)	(3.2)
NET INCOME (LOSS) AFTER TAX	119.5	30.3	378.1	(177.8)

CONSOLIDATED BALANCE SHEETS

(in US$ millions)	As at December 31, 2006	As at December 31, 2005
ASSETS
Investments
Fixed maturities	3,828.7	3,046.1
Short-term investments	695.5	643.0
Other investments	156.9	—
Total investments	4,681.1	3,689.1
Cash and cash equivalents	495.0	748.3
Reinsurance recoverables
Unpaid losses	468.3	1,192.7
Ceded unearned premiums	29.8	72.7
Receivables
Underwriting premiums	586.1	541.4
Other	62.2	55.7
Deferred policy acquisition costs	141.4	156.2
Derivative at fair value	33.8	40.5
Office properties and equipment	24.6	22.8
Other assets	21.2	10.2
Intangible assets	8.2	8.2
Total assets	6,551.7	6,537.8
LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	2,820.0	3,041.6
Unearned premiums	841.3	868.0
Total insurance reserves	3,661.3	3,909.6
Payables
Reinsurance premiums	62.4	155.0
Taxation	75.4	32.7
Accrued expenses and other payables	84.2	139.4
Liabilities under derivative contracts	29.7	12.0

(in US$ millions)	As at December 31, 2006	As at December 31, 2005
Total payables	251.7	339.1
Long-term debt	249.4	249.3
Total liabilities	4,162.4	4,498.0
SHAREHOLDERS’ EQUITY
Ordinary shares	0.1	0.1
Preference shares	—	—
Additional paid-in capital	1,921.7	1,887.0
Retained earnings	450.5	144.2
Accumulated other comprehensive income, net of taxes	17.0	8.5
Total shareholders’ equity	2,389.3	2,039.8
Total liabilities and shareholders’ equity	6,551.7	6,537.8

PER SHARE DATA

(in US$ except for number of shares)	Three Months Ended December 31, 2006	Three Months Ended December 31, 2005	Twelve Months Ended December 31, 2006	Twelve Months Ended December 31, 2005
Basic earnings per ordinary share
Net income (loss) adjusted for preference share dividend	1.22	0.34	3.82	(2.40)
Operating income (loss) adjusted for preference dividend	1.25	0.48	3.79	(2.11)
Diluted earnings per ordinary share
Net income (loss) adjusted for preference share dividend	1.20	0.33	3.75	(2.40)
Operating income (loss) adjusted for preference dividend	1.22	0.46	3.72	(2.11)
Weighted average ordinary shares outstanding	93,457,487	87,755,442	94,802,413	74,020,302
Weighted average ordinary shares outstanding and dilutive potential ordinary shares	95,501,613	90,672,480	96,734,315	74,020,302
Book value per ordinary share			22.35	19.30
Diluted book value (treasury stock method)			21.83	18.73
Ordinary shares outstanding at end of the period			87,788,375	95,209,008
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period			89,876,459	98,126,046

See pages 15, 21 and 24 for detailed calculation and reconciliation of non-GAAP measures to their respective most directly comparable GAAP financial measures.

FINANCIAL RATIOS

	Three Months Ended December 31, 2006	Three Months Ended December 31, 2005	Twelve Months Ended December 31, 2006	Twelve Months Ended December 31, 2005
(in US$ millions except for percentage figures)
Average equity	2,040	1,755	1,955	1,523
Return on average equity
Net income (loss) adjusted for preference share dividend	5.6%	1.7%	18.5%	(11.7%)
Operating income (loss) adjusted for preference share dividend	5.7%	2.4%	18.4%	(10.3%)
Loss ratio	48.6%	76.6%	53.1%	90.1%
Policy acquisition expense ratio	16.2%	18.3%	19.3%	18.8%
Operating and administration expense ratio	12.0%	9.9%	10.0%	8.3%
Expense ratio	28.2%	28.2%	29.3%	27.1%
Combined ratio	76.8%	104.8%	82.4%	117.2%

See pages 15, 21 and 24 for detailed calculation and reconciliation of non-GAAP measures to their respective most directly comparable GAAP financial measures.

Average equity excludes the average after tax unrealized appreciation or depreciation on investments and the average after tax unrealized foreign exchange gains or losses.

UNDERWRITING RESULTS BY OPERATING SEGMENT

The following table summarizes gross and net written and earned premium, losses and loss expenses, policy acquisition, operating and administrative expenses, underwriting results, reserves and combined ratios for each of our four business segments for the three months ended December 31, 2006 and 2005.

	Three Months Ended December 31, 2006					Three Months Ended December 31, 2005
	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total
(in US$ millions)
Gross premiums written	54.4	49.7	111.2	71.6	286.9	58.4	44.2	66.6	75.8	245.0
Net premiums written	49.1	54.7	109.4	64.9	278.1	31.4	44.2	51.3	61.2	188.1
Gross premiums earned	152.2	126.1	121.4	85.9	485.6	200.4	123.3	78.9	113.4	516.0
Net premiums earned	114.4	125.1	106.6	69.2	415.3	101.2	119.9	55.2	79.0	355.3
Losses and loss expenses	(56.3)	(75.3)	(34.1)	(36.0)	(201.7)	(146.2)	(79.6)	(24.0)	(22.4)	(272.2)
Policy acquisition expenses	(19.7)	(18.5)	(19.1)	(10.1)	(67.4)	(20.9)	(21.9)	(11.3)	(10.7)	(64.8)
Operating and administration expenses	(16.8)	(13.1)	(9.8)	(10.2)	(49.9)	(10.8)	(10.2)	(2.7)	(11.6)	(35.3)
Underwriting profit (loss)	21.6	18.2	43.6	12.9	96.3	(76.7)	8.2	17.2	34.3	(17.0)
Net reserves for loss and loss adjustment expenses	549.5	961.8	353.8	486.6	2,351.7	599.8	674.8	207.2	367.1	1,848.9
Ratios
Loss ratio	49.2%	60.2%	32.0%	52.0%	48.6%	144.5%	66.4%	43.5%	28.4%	76.6%
Policy acquisition expense ratio	17.2%	14.8%	17.9%	14.6%	16.2%	20.6%	18.3%	20.5%	13.6%	18.3%
Operating and administration expense ratio	14.7%	10.5%	9.2%	14.8%	12.0%	10.7%	8.5%	4.8%	14.6%	9.9%
Expense ratio	31.9%	25.3%	27.1%	29.4%	28.2%	31.3%	26.8%	25.3%	28.2%	28.2%
Combined ratio	81.1%	85.5%	59.1%	81.4%	76.8%	175.8%	93.2%	68.8%	56.6%	104.8%

UNDERWRITING RESULTS BY OPERATING SEGMENT

The following table summarizes gross and net written and earned premium, losses and loss expenses, policy acquisition, operating and administrative expenses, underwriting results, reserves and combined ratios for each of our four business segments for the twelve months ended December 31, 2006 and 2005.

	Twelve Months Ended December 31, 2006					Twelve Months Ended December 31, 2005
	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total
(in US$ millions)
Gross premiums written	609.2	485.5	511.1	339.7	1,945.5	813.2	526.7	368.3	384.3	2,092.5
Net premiums written	466.1	474.0	455.3	268.2	1,663.6	523.4	508.9	317.7	301.6	1,651.6
Gross premiums earned	662.4	502.7	468.0	367.8	2,000.9	763.2	488.1	278.8	402.5	1,932.6
Net premiums earned	491.3	489.9	408.0	287.0	1,676.2	497.3	470.6	232.9	307.6	1,508.4
Losses and loss expenses	(209.8)	(285.6)	(206.8)	(187.7)	(889.9)	(700.8)	(328.3)	(148.5)	(180.9)	(1,358.5)
Policy acquisition expenses	(122.7)	(81.4)	(76.4)	(42.3)	(322.8)	(123.5)	(70.2)	(39.8)	(49.7)	(283.2)
Operating and administration expenses	(53.4)	(41.6)	(35.7)	(37.2)	(167.9)	(31.2)	(42.6)	(20.8)	(31.3)	(125.9)
Underwriting profit (loss)	105.4	81.3	89.1	19.8	295.6	(358.2)	29.5	23.8	45.7	(259.2)
Net reserves for loss and loss adjustment expenses	549.5	961.8	353.8	486.6	2,351.7	599.8	674.8	207.2	367.1	1,848.9
Ratios
Loss ratio	42.7%	58.3%	50.7%	65.4%	53.1%	140.9%	69.7%	63.8%	58.8%	90.1%
Policy acquisition expense ratio	25.0%	16.6%	18.7%	14.7%	19.3%	24.8%	14.9%	17.1%	16.1%	18.8%
Operating and administration expense ratio	10.8%	8.5%	8.8%	13.0%	10.0%	6.3%	9.1%	8.9%	10.2%	8.3%
Expense ratio	35.8%	25.1%	27.5%	27.7%	29.3%	31.1%	24.0%	26.0%	26.3%	27.1%
Combined ratio	78.5%	83.4%	78.2%	93.1%	82.4%	172.0%	93.7%	89.8%	85.1%	117.2%

SPECIALTY INSURANCE AND REINSURANCE

	Three Months Ended December 31, 2006			Three Months Ended December 31, 2005
	Specialty Insurance	Specialty Reinsurance	Total	Specialty Insurance	Specialty Reinsurance	Total
(in US$ millions)
Gross premiums written	104.4	6.8	111.2	51.0	15.6	66.6
Net premiums written	102.5	6.9	109.4	36.1	15.2	51.3
Gross premiums earned	104.5	16.9	121.4	52.5	26.4	78.9
Net premiums earned	90.4	16.2	106.6	38.0	17.2	55.2
Losses and loss expenses	(28.8)	(5.3)	(34.1)	(17.1)	(6.9)	(24.0)
Policy acquisition expenses	(17.0)	(2.1)	(19.1)	(4.7)	(6.6)	(11.3)
Operating and administration expenses	(8.4)	(1.4)	(9.8)	(5.3)	2.6	(2.7)
Underwriting profit	36.2	7.4	43.6	10.9	6.3	17.2
Ratios
Loss ratio	31.9%	32.7%	32.0%	45.0%	40.1%	43.5%
Policy acquisition expense ratio	18.8%	13.0%	17.9%	12.4%	38.3%	20.5%
Operating and administration expense ratio	9.3%	8.6%	9.2%	13.9%	(15.0%)[1]	4.8%
Expense ratio	28.1%	21.6%	27.1%	26.3%	23.3%	25.3%
Combined ratio	60.0%	54.3%	59.1%	71.3%	63.4%	68.8%

1)	Relates to a re-allocation of expenses between segments in the fourth quarter 2005.

SPECIALTY INSURANCE AND REINSURANCE

	Twelve Months Ended December 31, 2006			Twelve Months Ended December 31, 2005
	Specialty Insurance	Specialty Reinsurance	Total	Specialty Insurance	Specialty Reinsurance	Total
(in US$ millions)
Gross premiums written	420.5	90.6	511.1	265.2	103.1	368.3
Net premiums written	366.9	88.4	455.3	221.0	96.7	317.7
Gross premiums earned	381.8	86.2	468.0	167.1	111.7	278.8
Net premiums earned	324.4	83.6	408.0	132.1	100.8	232.9
Losses and loss expenses	(186.2)	(20.6)	(206.8)	(100.5)	(48.0)	(148.5)
Policy acquisition expenses	(63.1)	(13.3)	(76.4)	(23.1)	(16.7)	(39.8)
Operating and administration expenses	(28.5)	(7.2)	(35.7)	(14.6)	(6.2)	(20.8)
Underwriting profit (loss)	46.6	42.5	89.1	(6.1)	29.9	23.8
Ratios
Loss ratio	57.4%	24.7%	50.7%	76.1%	47.6%	63.8%
Policy acquisition expense ratio	19.4%	15.9%	18.7%	17.5%	16.6%	17.1%
Operating and administration expense ratio	8.8%	8.6%	8.8%	11.0%	6.1%	8.9%
Expense ratio	28.2%	24.5%	27.5%	28.5%	22.7%	26.0%
Combined ratio	85.6%	49.2%	78.2%	104.6%	70.3%	89.8%

PROPERTY AND CASUALTY INSURANCE

	Three Months Ended December 31, 2006			Three Months Ended December 31, 2005
	Property Insurance	Casualty Insurance	Total	Property Insurance	Casualty Insurance	Total
(in US$ millions)
Gross premiums written	25.5	46.1	71.6	26.4	49.4	75.8
Net premiums written	19.3	45.6	64.9	14.4	46.8	61.2
Gross premiums earned	32.9	53.0	85.9	37.5	75.9	113.4
Net premiums earned	17.2	52.0	69.2	19.7	59.3	79.0
Losses and loss expenses	(14.6)	(21.4)	(36.0)	9.1[1]	(31.5)	(22.4)
Policy acquisition expenses	(5.7)	(4.4)	(10.1)	(1.8)	(8.9)	(10.7)
Operating and administration expenses	(4.2)	(6.0)	(10.2)	(5.1)	(6.5)	(11.6)
Underwriting profit (loss)	(7.3)	20.2	12.9	21.9	12.4	34.3
Ratios
Loss ratio	84.9%	41.2%	52.0%	(46.2%)	53.1%	28.4%
Policy acquisition expense ratio	33.1%	8.5%	14.6%	9.0%	15.1%	13.6%
Operating and administration expense ratio	24.4%	11.5%	14.8%	26.0%	10.9%	14.6%
Expense ratio	57.5%	20.0%	29.4%	35.0%	26.0%	28.2%
Combined ratio	142.4%	61.2%	81.4%	(11.2%)	79.1%	56.6%

1)	Property insurance benefited in the fourth quarter 2005 from favorable development in relation to a number of specific reserves totaling a $9 million reduction together with favorable movements of nearly $8 million on the reserves established in relation to Hurricanes Katrina and Rita. Losses arose within this segment in relation to Hurricane Wilma which, because of the nature of the specific reinsurance covering this segment together with an allocation of the general reinsurance program recoveries, resulted in this segment recording a net credit in relation to Hurricane Wilma in the quarter. These positive movements have resulted in this segment recording positive claims incurred in the quarter.

PROPERTY AND CASUALTY INSURANCE

	Twelve Months Ended December 31, 2006			Twelve Months Ended December 31, 2005
	Property Insurance	Casualty Insurance	Total	Property Insurance	Casualty Insurance	Total
(in US$ millions)
Gross premiums written	133.3	206.4	339.7	138.3	246.0	384.3
Net premiums written	80.5	187.7	268.2	79.5	222.1	301.6
Gross premiums earned	141.3	226.5	367.8	127.4	275.1	402.5
Net premiums earned	82.6	204.4	287.0	71.2	236.4	307.6
Losses and loss expenses	(71.0)	(116.7)	(187.7)	(40.8)	(140.1)	(180.9)
Policy acquisition expenses	(17.9)	(24.4)	(42.3)	(17.8)	(31.9)	(49.7)
Operating and administration expenses	(16.7)	(20.5)	(37.2)	(7.9)	(23.4)	(31.3)
Underwriting profit (loss)	(23.0)	42.8	19.8	4.7	41.0	45.7
Ratios
Loss ratio	85.9%	57.1%	65.4%	57.3%	59.3%	58.8%
Policy acquisition expense ratio	21.7%	11.9%	14.7%	25.0%	13.5%	16.1%
Operating and administration expense ratio	20.2%	10.1%	13.0%	11.1%	9.9%	10.2%
Expense ratio	41.9%	22.0%	27.7%	36.1%	23.4%	26.3%
Combined ratio	127.8%	79.1%	93.1%	93.4%	82.7%	85.1%

CONSOLIDATED CHANGE IN SHAREHOLDERS’ EQUITY

(in US$ millions)	Twelve Months Ended December 31, 2006	Twelve Months Ended December 31, 2005
Ordinary shares
Beginning of year	0.1	0.1
New shares issued	—	—
End of year	0.1	0.1
Preference shares
Beginning of year	—	—
5.625% Preference shares issued	—	—
7.401% Preference shares issued	—	—
End of year	—	—
Additional paid-in capital
Beginning of year	1,887.0	1,096.0
New shares issued	0.1	596.4
Shares repurchased	(200.8)	(1.9)
New share issue costs	—	(0.7)
New Preference shares issued	229.1	194.5
New Preference shares issue costs	(3.7)	(0.7)
Share-based compensation	10.0	3.4
End of year	1,921.7	1,887.0
Retained earnings
Beginning of year	144.2	367.5
Net income (loss) for the year	378.1	(177.8)
Dividends paid on ordinary and preference shares	(71.8)	(45.5)
End of year	450.5	144.2

(in US$ millions)	Twelve Months Ended December 31, 2006	Twelve Months Ended December 31, 2005
Accumulated other comprehensive income:
Cumulative foreign currency translation adjustments net of taxes
Beginning of year	42.8	27.9
Change for the year	16.3	14.9
End of year	59.1	42.8
Gain (loss) on derivatives
Beginning of year	(2.0)	(2.2)
Change for the year	—	—
Reclassification to interest payable	0.2	0.2
End of year	(1.8)	(2.0)
Unrealized appreciation / (depreciation) on investments, net of taxes:
Beginning of year	(32.3)	(7.8)
Change for the year	(10.0)	(30.3)
Reclassification to net realized gains (losses)	2.0	5.8
End of year	(40.3)	(32.3)
Total accumulated other comprehensive income	17.0	8.5
Total shareholders’ equity	2,389.3	2,039.8

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

(in US$ millions)	Twelve Months Ended December 31, 2006	Twelve Months Ended December 31, 2005
Net income (loss)	378.1	(177.8)
Other comprehensive income (loss), net of taxes
Reclassification adjustment for net realized gains included in net income (loss)	2.0	5.8
Change in unrealized (losses) on investments	(10.0)	(30.3)
Loss on derivatives reclassified to interest expense	0.2	0.2
Change in unrealized gains on foreign currency translation	16.3	14.9
Other comprehensive income (loss)	8.5	(9.4)
Comprehensive income (loss)	386.6	(187.2)

SUMMARIZED CASH FLOWS

(in US$ millions)	Twelve Months Ended December 31, 2006	Twelve Months Ended December 31, 2005
Net cash from operating activities	721.9	789.1
Net cash used in investing activities	(943.2)	(1,061.2)
Net cash from / (used in) financing activities	(46.9)	742.1
Effect of exchange rate movements on cash and cash equivalents	14.9	(6.6)
Increase (decrease) in cash and cash equivalents	(253.3)	463.4
Cash at beginning of the year	748.3	284.9
Cash at end of the year	495.0	748.3

SUPPLEMENTAL FINANCIAL INFORMATION

Return on Average Equity Analysis

The following table presents the return on average equity for the three and twelve months ended December 31, 2006 and 2005:

(in US$ millions except for percentages)	Three Months Ended December 31, 2006	Three Months Ended December 31, 2005	Twelve Months Ended December 31, 2006	Twelve Months Ended December 31, 2005
Closing shareholders’ equity	2,389	2,040	2,389	2,040
Average adjustment	(349)	(285)	(434)	(517)
Average equity (1)	2,040	1,755	1,955	1,523
Return on average equity from underwriting activity (2)	4.7%	(1.0%)	15.1%	(17.0%)
Return on average equity from investment and other activity (3)	2.4%	3.5%	8.1%	8.0%
Pre-tax operating income (loss) return on average equity, for period	7.1%	2.5%	23.2%	(9.1%)
Post-tax return on average equity (4)	5.7%	2.4%	18.4%	(10.3%)
Ratios
Combined ratio	76.8%	104.8%	82.4%	117.2%

See page 24 for detailed calculation and reconciliation of non-GAAP measures to their respective most directly comparable GAAP finance measures.

1) Average equity is calculated by taking the simple average at latest month end and each previous month end in the period of the closing shareholders’ equity excluding (i) preference shares, (ii) after tax unrealized appreciation or depreciation on investments and (iii) the average after tax unrealized foreign exchange gains and losses.

2) Calculated by using underwriting income.

3) Calculated by using total other operating revenue and other expense adjusted for preference share dividend.

4) Calculated by using operating income after tax adjusted for preference share dividend.

INVESTMENT PORTFOLIO

(in US$ millions)	As at December 31, 2006
Fixed maturities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. government and agencies	1,366.1	1.1	(25.6)	1,341.6
Corporate securities	1,088.1	2.4	(13.4)	1,077.1
Foreign government	449.7	0.2	(7.8)	442.1
Municipals	1.6	0.0	0.0	1.6
Asset-backed securities	293.8	0.2	(2.2)	291.8
Mortgage-backed securities	677.9	4.0	(7.4)	674.5
Total fixed maturities	3,877.2	7.9	(56.4)	3,828.7
Other investments	156.9	0.0	0.0	156.9
Short-term investments	695.9	0.4	(0.8)	695.5
Total investments	4,730.0	8.3	(57.2)	4,681.1

RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSES

The following table represents a reconciliation of beginning and ending consolidated loss and loss expense reserves:

(in US$ millions)	Twelve Months Ended December 31, 2006	Twelve Months Ended December 31, 2005
Provision for losses and loss expenses at start of year	3,041.6	1,277.9
Less reinsurance recoverable	(1,192.7)	(197.7)
Net loss and loss expenses at start of year	1,848.9	1,080.2
Loss reserve portfolio transfer	0.7	26.2
Provision for losses and loss expenses for claims incurred
Current year	941.2	1,409.1
Prior year (release)	(51.3)	(50.6)
Total incurred	889.9	1,358.5
Losses and loss expense payments for claims incurred	(469.7)	(551.9)
Foreign exchange (gains) losses	81.9	(64.1)
Net loss and loss expense reserves at end of year	2,351.7	1,848.9
Plus reinsurance recoverables on unpaid losses at end of year	468.3	1,192.7
Gross loss and loss expense reserves at December 31, 2006 and 2005	2,820.0	3,041.6

RESERVES BY BUSINESS SEGMENT

The following table presents our reserves as at December 31, 2006 and December 31, 2005:

(in US$ millions)	As at December 31, 2006			As at December 31, 2005
	Gross	Reinsurance Recoverable	Net	Gross	Reinsurance Recoverable	Net
Property reinsurance	709.2	(159.7)	549.5	1,266.7	(666.9)	599.8
Casualty reinsurance	970.9	(9.1)	961.8	683.4	(8.6)	674.8
Specialty insurance and reinsurance	570.1	(216.3)	353.8	526.5	(319.3)	207.2
Property and casualty insurance	569.8	(83.2)	486.6	565.0	(197.9)	367.1
Total losses and loss expense reserves	2,820.0	(468.3)	2,351.7	3,041.6	(1,192.7)	1,848.9

MOVEMENTS IN PRIOR YEAR RESERVES

The following table presents the movements in the net reserves for loss and loss adjustment expenses in prior years that have been made during the three and twelve months ended December 31, 2006:

(in US$ millions)	Three Months Ended December 31, 2006			Twelve Months Ended December 31, 2006
	Total	2005 Hurricanes	Other Events	Total	2005 Hurricanes	Other Events
Property reinsurance	(7.4)	(1.4)	(6.0)	(40.9)	(35.6)	(5.3)
Casualty reinsurance	6.1	0.0	6.1	60.3	0.0	60.3
Specialty insurance and reinsurance	5.3	(3.2)	8.5	9.4	(19.0)	28.4
Property and casualty insurance	(10.8)	(10.1)	(0.7)	22.5	(11.4)	33.9
Prior year (increase) / release in reserves for the three and twelve months ended December 31, 2006 (1)	(6.8)	(14.7)	7.9	51.3	(66.0)	117.3

(1)	Amounts shown as negatives in parentheses represent a strengthening of reserves.

REINSURER SECURITY RATING

     The following tables show our reinsurance recoverables and our reinsurers’ ratings as at December 31, 2006:

(in US$ millions except for percentages)	As at December 31, 2006
S&P
AAA	77.9	16.6%
AA+	2.1	0.4%
AA	0.0	0.0%
AA−	105.2	22.5%
A+	13.2	2.8%
A	166.3	35.6%
A−	61.1	13.0%
BBB+	0.0	0.0%
Fully collateralised	3.8	0.8%
Not rated	38.7	8.3%
	468.3	100.0%
A.M. Best
A++	77.9	16.6%
A+	36.5	7.8%
A	289.0	61.8%
A−	61.1	13.0%
B+	0.0	0.0%
Fully collateralised	3.8	0.8%
Not rated	0.0	0.0%
	468.3	100.0%

DILUTED SHARE ANALYSIS USED FOR EPS CALCULATION

(shares in millions)	Three Months Ended December 31, 2006	Three Months Ended December 31, 2005	Twelve Months Ended December 31, 2006	Twelve Months Ended December 31, 2005
Basic weighted average ordinary shares outstanding	93.457	87.755	94.802	74.020
Add: weighted average of employee options	1.554	1.465	1.502	0.000
Add: weighted average of options issued to Wellington Investment Holding (Jersey) Limited	0.229	0.966	0.229	0.000
Add: weighted average of options issued to Appleby Trust (Bermuda) Limited (Names Trust)	0.083	0.359	0.083	0.000
Add: weighted average of restricted share units	0.179	0.127	0.118	0.000
Diluted weighted average ordinary shares outstanding	95.502	90.672	96.734	74.020

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to repurchase the Company’s ordinary shares at the average market price during the period of calculation. In a loss making period the number of potentially dilutive ordinary shares is considered to be zero.

QUARTERLY INCOME STATEMENTS

The following table summarizes the Company’s financial performance for the three months ended March 31, June 30, September 30 and December 31, 2006.

(in US $ millions)	Three Months Ended March 31, 2006	Three Months Ended June 30, 2006	Three Months Ended September 30, 2006	Three Months Ended December 31, 2006
UNDERWRITING REVENUES
Gross premiums written	678.7	522.4	457.5	286.9
Premiums ceded	(226.8)	(22.3)	(24.0)	(8.8)
Net premiums written	451.9	500.1	433.5	278.1
Change in unearned premiums	(49.3)	(71.1)	(4.2)	137.2
Net premiums earned	402.6	429.0	429.3	415.3
UNDERWRITING EXPENSES
Losses and loss adjustment expenses	(232.4)	(223.8)	(232.0)	(201.7)
Acquisition expenses	(93.3)	(83.2)	(78.9)	(67.4)
General and administrative expenses	(38.2)	(43.0)	(36.8)	(49.9)
Total Underwriting Expenses	(363.9)	(350.0)	(347.7)	(319.0)
Underwriting Income (Loss)	38.7	79.0	81.6	96.3
OTHER OPERATING REVENUE
Net investment income	44.5	49.9	47.3	62.7
Other income	0.0	0.0	0.0	0.0
Interest expense	(3.9)	(4.0)	(4.6)	(4.4)
Total other operating revenue	40.6	45.9	42.7	58.3
Other expense	(1.9)	(0.6)	(7.1)	(4.6)
OPERATING INCOME (LOSS) BEFORE TAX	77.4	124.3	117.2	150.0
OTHER
Net exchange gains (losses)	1.3	6.6	2.5	(0.9)
Net realized investment gains (losses)	(1.4)	(3.7)	(1.0)	(1.9)
INCOME (LOSS) BEFORE INCOME TAX	77.3	127.2	118.7	147.2
Income taxes	(15.5)	(25.4)	(23.7)	(27.7)
NET INCOME (LOSS) AFTER TAX	61.8	101.8	95.0	119.5
Dividends Paid	(14.3)	(14.3)	(14.3)	(13.3)
Dividends declared on preference shares	(3.9)	(3.2)	(3.3)	(5.2)
Retained Income	43.6	84.3	77.4	101.0

(in US $ millions)	Three Months Ended March 31, 2006	Three Months Ended June 30, 2006	Three Months Ended September 30, 2006	Three Months Ended December 31, 2006
Components of Net Income (loss) (after tax)
Operating income (loss)	61.7	98.3	93.5	121.8
Net realized exchange gains (losses) (after tax)	1.3	6.6	2.5	(0.9)
Net realized investment gains (losses) (after tax)	(1.2)	(3.1)	(1.0)	(1.4)
NET INCOME (LOSS) AFTER TAX	61.8	101.8	95.0	119.5

QUARTERLY PROGRESSION OF FINANCIAL RATIOS

	Three months ended March 31, 2006		Three months ended June 30, 2006		Three months ended September 30, 2006		Three months ended December 31, 2006
Diluted book value per share treasury stock method	$18.95		$19.76		$21.41		$21.83
Diluted earnings per share	$0.59		$1.01		$0.94		$1.20
Return on average equity	3.12%		5.14%		4.54%		5.60%
Combined ratio	90.4%		81.6%		81.0%		76.8%
Operating leverage (1)	0.22	X	0.22	X	0.21	X	0.20	X
Annualized operating leverage (2)	0.87	X	0.90	X	0.85	X	0.81	X
Investment leverage (3)	2.12	X	2.20	X	2.17	X	2.25	X
Tax rate	20.1%		20.0%		20.0%		18.8%

1)	Operating leverage is the ratio of net premium earned to average equity. Average equity is defined on page 2.

2) Annualized operating leverage is calculated as four times the operating leverage.

3) Investment leverage is the ratio of average amortized cost of investments for the quarter to average equity.

OPERATING INCOME RECONCILIATION

The reconciliation of operating income to net income is set out in the following table for the three and twelve months ended December 31, 2006 and 2005:

(in US$ millions except where stated)	Three Months Ended December 31, 2006	Three Months Ended December 31, 2005	Twelve Months Ended December 31, 2006	Twelve Months Ended December 31, 2005
Net income (loss) adjusted for preference share dividend	114.3	30.3	362.5	(177.8)
Add (deduct) after tax income (loss):
Net exchange (gains) losses	0.9	9.5	(9.5)	18.2
Net realized (gains) losses on investments	1.4	2.2	6.7	3.2
Operating income (loss) adjusted for preference share dividend	116.6	42.0	359.7	(156.4)
Tax on operating income (loss)	(28.2)	(1.8)	(93.6)	(18.6)
Operating income (loss) before tax adjusted for preference share dividend	144.8	43.8	453.3	(137.8)
Weighted average ordinary shares outstanding (millions)
Basic	93.46	87.76	94.80	74.02
Diluted	95.50	90.67	96.73	74.02
Basic per ordinary share data	$	$	$	$
Net income (loss) adjusted for preference share dividend	1.22	0.34	3.82	(2.40)
Add (deduct) after tax income (loss)
Net exchange (gains) losses	0.01	0.11	(0.10)	0.25
Net realized (gains) losses on investments	0.02	0.03	0.07	0.04
Operating income (loss) adjusted for preference shares dividend	1.25	0.48	3.79	(2.11)
Diluted per ordinary share data
Net income (loss) adjusted for preference share dividend	1.20	0.33	3.75	(2.40)
Add (deduct) after tax income (loss)
Net exchange (gains) losses	0.01	0.10	(0.10)	0.25
Net realized (gains) losses on investments	0.01	0.03	0.07	0.04
Operating income (loss) adjusted for preference share dividend	1.22	0.46	3.72	(2.11)
Book value per ordinary share
Net assets (excluding intangible assets and preference shares)			1,961.9	1,837.8
Number of ordinary shares in issue at the end of the period			87,788,375	95,209,008
Diluted number of ordinary shares in issue at the end of the period			89,876,459	98,126,046
			$	$
Book value per ordinary share			22.35	19.30
Diluted book value per ordinary share			21.83	18.73